UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TORTOISEECOFIN ACQUISITION CORP. III

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TORTOISEECOFIN ACQUISITION CORP. III

195 US HWY 50, Suite 208

ZEPHYR COVE, NV 89448

LETTER TO SHAREHOLDERS

Dear TortoiseEcofin Acquisition Corp. III Shareholders:

You are cordially invited to attend the extraordinary general meeting of TortoiseEcofin Acquisition Corp. III, a Cayman Islands exempted company (the “Company,” “TRTL,” “we,” “us” or “our”), which will be held on    , 2024, at 10:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. You will not be required to attend the Meeting in person in order to vote.

The attached Notice of the Meeting and proxy statement describe the business the Company will conduct at the Meeting and provide information about the Company that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) as provided by the resolution in the form set forth in Annex A to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses (such date, the “Termination Date”) from October 22, 2024 (the “Prior Termination Date”) on a monthly basis up to twelve (12) times (as extended, the “Charter Extension”) until October 22, 2025 (as extended, the “Charter Extension Date”) or such earlier date as determined by the Board (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Each of the Extension Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”).

On February 14, 2024, the Company entered into an Amended and Restated Business Combination Agreement (as amended, the “Business Combination Agreement”) with One Energy Enterprises Inc., a Delaware corporation (“One Energy”), TRTL Holding Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Pubco”), TRTL III First Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“TRTL Merger Sub”), OEE Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with TRTL Merger Sub, the “Merger Subs”) (all of the transactions contemplated by the Business Combination Agreement, including the issuances of securities thereunder, the “One Energy Business Combination”), which amends, restates and supersedes the Business Combination Agreement, dated August 14, 2023, entered into by the Company, One Energy, and TRTL III Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company. It is proposed that, at the closing of the One Energy Business Combination (the “Closing”), Pubco will change its name to “One Power Company.”

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) at least one day prior to the Closing Date (as defined below), TRTL will transfer by way of continuation out of the Cayman Islands and into the State of Delaware to re-domicile and become a Delaware corporation (the “Domestication”), (ii) following the Domestication, TRTL Merger Sub will merge with and into TRTL, with TRTL continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “TRTL Merger”), in connection with which all of the existing securities of TRTL will be exchanged for rights to receive securities of Pubco as follows: (a) each share of TRTL common stock, par value $0.0001 per share, outstanding immediately prior to the TRTL Merger Effective Time shall automatically convert into one share of common stock, par value $0.0001, issued by Pubco (“Pubco Common Share”) and one contingent share right (“CSR”), entitling the holder to a contingent future right, subject to satisfaction of certain trading price-based conditions, to receive a portion of certain Pubco Common Shares otherwise deliverable at the Closing to the founder and Chief Executive of One Energy (except with regard to holders of TRTL Class B Ordinary Shares that have waived their rights to receive CSRs for their Class B ordinary shares of TRTL, par value $0.0001 per share (“Class B Ordinary Shares”) or TRTL Class A ordinary shares of TRTL, par value $0.0001 per share (“Class A Ordinary Shares,” together with Class B Ordinary Shares, “Ordinary Shares”) issued upon conversion of their TRTL Class B Ordinary Shares) and (b) each warrant to purchase shares of TRTL shall automatically convert into one warrant to purchase Pubco Common Shares on substantially the same terms and conditions; (iii) prior to the Company Merger, One Energy shall cause the holders of all its issued and outstanding convertible instruments (other than options to be assumed by Pubco in connection with the One Energy Business Combination) (“Company Convertible Securities”) to either exchange or convert all of their issued and outstanding Company Convertible Securities for shares of One Energy Common Stock (including any accrued or declared but unpaid dividends) at the applicable conversion ratio set forth in the governing documents or the terms of applicable instruments (the “Company Exchanges”); (iv) promptly following the Company Exchanges, Company Merger Sub will merge with and into One Energy, with One Energy continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “Company Merger”, and together with the TRTL Merger, the “Mergers”), pursuant to which, other than dissenting shares, if any, (a) all One Energy Common Shares issued and outstanding immediately prior to the effective time of the Company Merger (after giving effect to the Company Exchanges) will be cancelled and converted into the right to receive such number of Pubco Common Shares as shall be determined in accordance with an allocation schedule (the “Allocation Schedule”) to be delivered prior and as a condition to Closing pursuant to the terms of the Business Combination Agreement (all such shares, collectively, the “Aggregate Common Share Consideration”), and (b) all issued and outstanding shares of One Energy preferred stock, par value $0.0001 per share, if any such shares remain outstanding as of immediately prior to the effective time of the Company Merger (after giving effect to the Company Exchanges) will be canceled and converted into the right to receive one share of preferred stock of Pubco, par value $0.0001 per share (“Pubco Preferred Shares”), subject to the Allocation Schedule, with substantially similar rights, preferences and privileges as each One Energy Preferred Share, provided, however, that, Pubco Preferred Shares shall convert into Pubco Common Shares after applying the conversion ratio determined in accordance with the terms of the Business Combination Agreement (all such shares, if any, collectively, the “Aggregate Preferred Share Consideration”); and (v) all of the options to purchase One Energy shares (“Company Options”), whether vested or unvested, issued and outstanding as of immediately prior to the effective time of the Company Merger will be assumed by Pubco and, in the case of unvested Company Options, accelerate in full and become options to purchase Pubco Common Shares (the “Assumed Options”), subject to adjustments to the number and exercise prices thereof in accordance with the terms of the Business Combination Agreement and as set forth in the Allocation Schedule.

Additionally, at least one day prior to the Closing Date, (i) TRTL shall have caused the Domestication to have occurred and, in connection therewith, shall have caused each Class B Ordinary Share that is issued and outstanding as of such date to be converted, on a one-for-one basis, into one Class A Ordinary Share and (ii) One Energy shall have caused each share of One Energy Class B common stock, par value $0.0001 per share, that is issued and outstanding as of such date to be converted, on a one-for-one basis, into one share of One Energy Class A common stock, par value $0.0001 per share.

Pursuant to the terms of the Business Combination Agreement, the total consideration to be delivered to security holders of One Energy, inclusive of Assumed Options, will have an aggregate value equal to the sum of (i) $300,000,000 minus the amount of certain of One Energy’s indebtedness as of immediately prior to the Closing and (ii) the aggregate amount of the exercise prices of all Company Options that are outstanding and in-the-money (as defined in the Business Combination Agreement) as of immediately prior to the effective date of the Company Merger, assuming no cashless exercises of Company Options prior to such date, with each holder of Company Common Stock (treating shares of Company Preferred Stock on an as-converted to Company Common Stock basis but excluding share held as treasury stock) receiving a number of Pubco Common Shares equal to a conversion ratio to be determined at Closing in accordance with the terms of the Business Combination Agreement and the Allocation Schedule delivered thereunder, based on a deemed value per Pubco Common Share of $10.00 per share.

At the Closing, 5,500,000 Pubco Common Shares otherwise deliverable at the Closing to Jereme Kent, the Chief Executive Officer of One Energy, will be deposited into an escrow account to be distributed to the holders of CSRs in accordance with the terms of a Contingent Stock Rights Agreement in the event that the post-Closing trading price of Pubco Common Shares does not equal or exceed a daily VWAP of $12.00 per share over 20 out of any 30 consecutive trading days, during the two-year period after Closing.

In addition to the Aggregate Common Share Consideration, Aggregate Preferred Share Consideration and Aggregate Options deliverable at the Closing, One Energy stockholders as of the closing date (the “Closing Date”) of the Mergers (the “One Energy Stockholders”) will have the contingent right to receive up to 5,000,000 additional Pubco Common Shares (the “Company Earnout Shares”) if the following conditions occur during the period commencing on the date that is 90 days after the Closing Date and ending on the 5-year anniversary of the Closing Date (the “Company Earnout Period”):

(i)

if the volume weighted average trading price (“VWAP”) of Pubco Common Shares is greater than $12.50 for any twenty (20) trading days out of any thirty (30) consecutive trading days ending on the trading day immediately prior to the date of determination, 2,500,000 Pubco Common Shares shall be issued to the One Energy Stockholders; and

(ii)

if VWAP of Pubco Common Shares is greater than $15.00 for any twenty (20) trading days out of any thirty (30) consecutive trading days ending on the trading day immediately prior to the date of determination, 2,500,000 Pubco Common Shares shall be issued to the One Energy Stockholders.

Additionally, if, during the Company Earnout Period there is a change of control transaction in which Pubco or its stockholders have the right to receive consideration implying a value per share (as agreed in good faith by the Pubco board of directors) that is greater than or equal to the applicable VWAP in the triggering events specified above, any applicable Company Earnout Shares that have not previously been issued will be issued to the One Energy Stockholders.

On July 25, 2024, the Company received a letter from One Energy, purporting to unilaterally terminate the Business Combination Agreement. The Company has responded to One Energy’s letter disputing One Energy’s ability to terminate the contemplated transactions under the terms of the Business Combination Agreement, which, in the Company’s view, remains in effect as of the date of this proxy statement. The Company is exploring all of its legal options.

The Company currently has until October 22, 2024 to complete the One Energy Business Combination, which the Board believes is insufficient time to complete all the steps necessary to complete the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Prior Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed. Without the Charter Extension, the Company believes that it will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, on or before the Prior Termination Date. If that were to occur, the Company would be precluded from completing the One Energy Business Combination or another Business Combination and would be forced to liquidate on the Prior Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units (the “Public Shares”) sold in the Company’s initial public offering (the “initial public offering”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal (the “Redemption”). The per-share Redemption price will be paid in cash and equal to the aggregate amount then on deposit in the Company’s trust account, which was established at the initial public offering (the “Trust Account”), including interest earned and not previously released to the Company to fund the Company’s regulatory compliance requirements and other costs related thereto (the “Regulatory Withdrawals”) and/or to pay its income taxes less up to $100,000 of interest to pay dissolution expenses, divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the One Energy Business Combination or another Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the One Energy Business Combination or another Business Combination by the Charter Extension Date. TortoiseEcofin Sponsor III LLC, our sponsor (the “Sponsor”), owns 6,915,000 Class B Ordinary Shares that were originally issued to the Sponsor prior to the Company’s initial public offering. In addition, TortoiseEcofin Borrower LLC, the prior managing member of the Sponsor, purchased 6,933,333 private placement warrants (the “Private Placement Warrants”) in a private placement that occurred simultaneously with the completion of the Company’s initial public offering, and transferred 5,893,333 Private Placement Warrants to Hennessy Capital Growth Partners Fund I SPV V, LLC, the current managing member of the Sponsor, in July 2023.

On April 19, 2024, the Company held an extraordinary general meeting of shareholders at which shareholders approved a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from April 22, 2024 on a monthly basis up to six times until October 22, 2024 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “April 2024 Extension”). In connection with the April 2024 Extension, the Sponsor agreed to deposit $0.02 for each Public Share that was not redeemed in connection with the April 2024 Extension for each calendar month (commencing on April 23, 2024 and on the 23rd day of each subsequent month) until October 22, 2024 (the “Contributions”).

Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the Sponsor will not make additional Contributions to the Trust Account commencing with the monthly period starting August 23, 2024. Accordingly, if you do not elect to redeem your Public Shares in connection with the Extension Amendment Proposal, you will not be entitled to receive any further Contributions for your Public Shares.

On the Record Date (as defined below), the redemption price per share was approximately $  (and is expected to be approximately $   two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $   million as of the Record Date (including interest not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the OTC Pink Market on the Record Date was $  . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving no more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the One Energy Business Combination on or before the Prior Termination Date.

The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $   million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and the One Energy Business Combination is not completed on or before the Prior Termination Date, October 22, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of the Adjournment Proposal (if put forth at the Meeting) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. The Adjournment Proposal, if put forth and adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be put forth for a vote if the Company anticipates that there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting, and if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

The Board has fixed the close of business on August 12, 2024 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment or postponement thereof.

The Company believes that it is in the best interests of the Company’s shareholders to seek an extension of the Prior Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate an initial Business Combination. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of TortoiseEcofin Acquisition Corp. III

Very truly yours,

Vincent T. Cubbage
Chief Executive Officer

Your vote is very important. Whether or not you plan to attend the Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented and voted at the Meeting. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting or any adjournment or postponement thereof. Approval of the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Accordingly, if you fail to vote in person or by proxy at the Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal and the Adjournment Proposal (if put forth at the Meeting) are approved by the requisite majorities. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting.

NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF TORTOISEECOFIN ACQUISITION CORP. III

TO BE HELD ON    , 2024

To the Shareholders of TortoiseEcofin Acquisition Corp. III:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders of TortoiseEcofin Acquisition Corp. III, a Cayman Islands exempted company (the “Company,” “TRTL,” “we,” “us” or “our”), will be held on   , 2024, at 10:00 a.m. Eastern Time (the “Meeting”), at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. You will not be required to attend the Meeting in person in order to vote. You are cordially invited to attend the Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated    , 2024 and is first being mailed to shareholders on or about    , 2024:

1.

Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles of Association”) as provided by the resolution in the form set forth in Annex A to give the Company’s board of directors (the “Board”) the right to extend the date by which the Company has to consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company, with one or more businesses (such date, the “Termination Date”) from October 22, 2024 (the “Prior Termination Date”) on a monthly basis up to twelve (12) times (as extended, the “Charter Extension”) until October 22, 2025 (as extended, the “Charter Extension Date”) or such earlier date as determined by the Board (the “Extension Amendment Proposal”); and

2.

Proposal No. 2 — Adjournment Proposal — To approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Extension Amendment Proposal (the “Adjournment Proposal”). For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

The purpose of the Extension Amendment Proposal is to allow the Company additional time to complete an initial business combination (the “Business Combination”).

On February 14, 2024, the Company entered into an Amended and Restated Business Combination Agreement (as amended, the “Business Combination Agreement”) with One Energy Enterprises Inc., a Delaware corporation (“One Energy”), TRTL Holding Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Pubco”), TRTL III First Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“TRTL Merger Sub”), OEE Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with TRTL Merger Sub, the “Merger Subs”) (all of the transactions contemplated by the Business Combination Agreement, including the issuances of securities thereunder, the “One Energy Business Combination”), which amends, restates and supersedes the Business Combination Agreement, dated August 14, 2023, entered into by the Company, One Energy, and TRTL III Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (the “Original Business Combination Agreement”). It is proposed that, at the closing of the One Energy Business Combination (the “Closing”), Pubco will change its name to “One Power Company.”

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) at least one day prior to the Closing Date (as defined below), TRTL will transfer by way of continuation out of the Cayman Islands and into the State of Delaware to re-domicile and become a Delaware corporation (the “Domestication”), (ii) following the Domestication, TRTL Merger Sub will merge with and into TRTL, with TRTL continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “TRTL Merger”), in connection with which all of the existing securities of TRTL will be exchanged for rights to receive securities of Pubco as follows: (a) each share of TRTL common stock, par value $0.0001 per share, outstanding immediately prior to the TRTL Merger Effective Time shall automatically convert into one share of common stock, par value $0.0001, issued by Pubco (“Pubco Common Share”) and one contingent share right (“CSR”), entitling the holder to a contingent future right, subject to satisfaction of certain trading price-based conditions, to receive a portion of certain Pubco Common Shares otherwise deliverable at the Closing to the founder and Chief Executive of One Energy (except with regard to holders of TRTL Class B Ordinary Shares that have waived their rights to receive CSRs for their Class B ordinary shares of TRTL, par value $0.0001 per share (“Class B Ordinary Shares”) or TRTL Class A ordinary shares of TRTL, par value $0.0001 per share (“Class A Ordinary Shares,” together with Class B Ordinary Shares, “Ordinary Shares”) issued upon conversion of their TRTL Class B Ordinary Shares) and (b) each warrant to purchase shares of TRTL shall automatically convert into one warrant to purchase Pubco Common Shares on substantially the same terms and conditions; (iii) prior to the Company Merger, One Energy shall cause the holders of all its issued and outstanding convertible instruments (other than options to be assumed by Pubco in connection with the One Energy Business Combination) (“Company Convertible Securities”) to either exchange or convert all of their issued and outstanding Company Convertible Securities for shares of One Energy Common Stock (including any accrued or declared but unpaid dividends) at the applicable conversion ratio set forth in the governing documents or the terms of applicable instruments (the “Company Exchanges”); (iv) promptly following the Company Exchanges, Company Merger Sub will merge with and into One Energy, with One Energy continuing as the surviving entity and wholly-owned subsidiary of Pubco (the “Company Merger”, and together with the TRTL Merger, the “Mergers”), pursuant to which, other than dissenting shares, if any, (a) all One Energy Common Shares issued and outstanding immediately prior to the effective time of the Company Merger (after giving effect to the Company Exchanges) will be cancelled and converted into the right to receive such number of Pubco Common Shares as shall be determined in accordance with an allocation schedule (the “Allocation Schedule”) to be delivered prior and as a condition to Closing pursuant to the terms of the Business Combination Agreement (all such shares, collectively, the “Aggregate Common Share Consideration”), and (b) all issued and outstanding shares of One Energy preferred stock, par value $0.0001 per share, if any such shares remain outstanding as of immediately prior to the effective time of the Company Merger (after giving effect to the Company Exchanges) will be canceled and converted into the right to receive one share of preferred stock of Pubco, par value $0.0001 per share (“Pubco Preferred Shares”), subject to the Allocation Schedule, with substantially similar rights, preferences and privileges as each One Energy Preferred Share, provided, however, that, Pubco Preferred Shares shall convert into Pubco Common Shares after applying the conversion ratio determined in accordance with the terms of the Business Combination Agreement (all such shares, if any, collectively, the “Aggregate Preferred Share Consideration”); and (v) all of the options to purchase One Energy shares (“Company Options”), whether vested or unvested, issued and outstanding as of immediately prior to the effective time of the Company Merger will be assumed by Pubco and, in the case of unvested Company Options, accelerate in full and become options to purchase Pubco Common Shares (the “Assumed Options”), subject to adjustments to the number and exercise prices thereof in accordance with the terms of the Business Combination Agreement and as set forth in the Allocation Schedule.

Additionally, at least one day prior to the Closing Date, (i) TRTL shall have caused the Domestication to have occurred and, in connection therewith, shall have caused each Class B Ordinary Share that is issued and outstanding as of such date to be converted, on a one-for-one basis, into one Class A Ordinary Share and (ii) One Energy shall have caused each share of One Energy Class B common stock, par value $0.0001 per share, that is issued and outstanding as of such date to be converted, on a one-for-one basis, into one share of One Energy Class A common stock, par value $0.0001 per share.

Pursuant to the terms of the Business Combination Agreement, the total consideration to be delivered to security holders of One Energy, inclusive of Assumed Options, will have an aggregate value equal to the sum of (i) $300,000,000 minus the amount of certain of One Energy’s indebtedness as of immediately prior to the Closing and (ii) the aggregate amount of the exercise prices of all Company Options that are outstanding and in-the-money (as defined in the Business Combination Agreement) as of immediately prior to the effective date of the Company Merger, assuming no cashless exercises of Company Options prior to such date, with each holder of Company Common Stock (treating shares of Company Preferred Stock on an as-converted to Company Common Stock basis but excluding share held as treasury stock) receiving a number of Pubco Common Shares equal to a conversion ratio to be determined at Closing in accordance with the terms of the Business Combination Agreement and the Allocation Schedule delivered thereunder, based on a deemed value per Pubco Common Share of $10.00 per share.

At the Closing, 5,500,000 Pubco Common Shares otherwise deliverable at the Closing to Jereme Kent, the Chief Executive Officer of One Energy, will be deposited into an escrow account to be distributed to the holders of CSRs in accordance with the terms of a Contingent Stock Rights Agreement in the event that the post-Closing trading price of Pubco Common Shares does not equal or exceed a daily VWAP of $12.00 per share over 20 out of any 30 consecutive trading days, during the two-year period after Closing.

In addition to the Aggregate Common Share Consideration, Aggregate Preferred Share Consideration and Aggregate Options deliverable at the Closing, One Energy stockholders as of the closing date (the “Closing Date”) of the Mergers (the “One Energy Stockholders”) will have the contingent right to receive up to 5,000,000 additional Pubco Common Shares (the “Company Earnout Shares”) if the following conditions occur during the period commencing on the date that is 90 days after the Closing Date and ending on the 5-year anniversary of the Closing Date (the “Company Earnout Period”):

(i)

if the volume weighted average trading price (“VWAP”) of Pubco Common Shares is greater than $12.50 for any twenty (20) trading days out of any thirty (30) consecutive trading days ending on the trading day immediately prior to the date of determination, 2,500,000 Pubco Common Shares shall be issued to the One Energy Stockholders; and

(ii)

if VWAP of Pubco Common Shares is greater than $15.00 for any twenty (20) trading days out of any thirty (30) consecutive trading days ending on the trading day immediately prior to the date of determination, 2,500,000 Pubco Common Shares shall be issued to the One Energy Stockholders.

Additionally, if, during the Company Earnout Period there is a change of control transaction in which Pubco or its stockholders have the right to receive consideration implying a value per share (as agreed in good faith by the Pubco board of directors) that is greater than or equal to the applicable VWAP in the triggering events specified above, any applicable Company Earnout Shares that have not previously been issued will be issued to the One Energy Stockholders.

On July 25, 2024, the Company received a letter from One Energy, purporting to unilaterally terminate the Business Combination Agreement. The Company has responded to One Energy’s letter disputing One Energy’s ability to terminate the contemplated transactions under the terms of the Business Combination Agreement, which, in the Company’s view, remains in effect as of the date of this proxy statement. The Company is exploring all of its legal options.

The Company currently has until October 22, 2024 to complete the One Energy Business Combination, which the Board believes is insufficient time to complete all the steps necessary to complete the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Prior Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed. Without the Charter Extension, the Company believes that it will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, on or before the Prior Termination Date. If that were to occur, the Company would be precluded from completing the One Energy Business Combination or another Business Combination and would be forced to liquidate on the Prior Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Class A Ordinary Shares issued as part of the units (the “Public Shares”) sold in the Company’s initial public offering (the “initial public offering”) may elect (the “Election”) to redeem their Public Shares upon approval of the Extension Amendment Proposal (the “Redemption”). The per-share Redemption price will be paid in cash and equal to the aggregate amount then on deposit in the Company’s trust account, which was established at the initial public offering (the “Trust Account”), including interest earned and not previously released to the Company to fund the Company’s regulatory compliance requirements and other costs related thereto (the “Regulatory Withdrawals”) and/or to pay its income taxes less up to $100,000 of interest to pay dissolution expenses, divided by the number of Public Shares then in issue, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of the One Energy Business Combination or another Business Combination. In addition, public shareholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the One Energy Business Combination or another Business Combination by the Charter Extension Date. TortoiseEcofin Sponsor III LLC, our sponsor (the “Sponsor”), owns 6,915,000 Class B Ordinary Shares (the “Founder Shares”) that were originally issued to the Sponsor prior to the Company’s initial public offering. In addition, TortoiseEcofin Borrower LLC, the prior managing member of the Sponsor, purchased 6,933,333 private placement warrants (the “Private Placement Warrants”) in a private placement that occurred simultaneously with the completion of the Company’s initial public offering, and transferred 5,893,333 Private Placement Warrants to Hennessy Capital Growth Partners Fund I SPV V, LLC, the current managing member of the Sponsor, in July 2023.

On April 19, 2024, the Company held an extraordinary general meeting of shareholders at which shareholders approved a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from April 22, 2024 on a monthly basis up to six times until October 22, 2024 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “April 2024 Extension”). In connection with the April 2024 Extension, the Sponsor agreed to deposit $0.02 for each Public Share that was not redeemed in connection with the April 2024 Extension for each calendar month (commencing on April 23, 2024 and on the 23rd day of each subsequent month) until October 22, 2024 (the “Contributions”).

Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the Sponsor will not make additional Contributions to the Trust Account commencing with the monthly period starting August 23, 2024. Accordingly, if you do not elect to redeem your Public Shares in connection with the Extension Amendment Proposal, you will not be entitled to receive any further Contributions for your Public Shares.

On the Record Date (as defined below), the redemption price per share was approximately $   (and is expected to be approximately $   two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $   million as of the Record Date (including interest not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the OTC Pink Market on the Record Date was $  . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving no more per share than if the shares were sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the One Energy Business Combination on or before the Prior Termination Date.

The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $   million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and the One Energy Business Combination is not completed on or before the Prior Termination Date, October 22, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of the Adjournment Proposal (if put forth at the Meeting) requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. The Adjournment Proposal, if put forth and adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be put forth for a vote if the Company anticipates that there are not sufficient votes to approve the Extension Amendment Proposal at the Meeting, and if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote.

The Board has fixed the close of business on August 12, 2024 (the “Record Date”) as the date for determining the Company’s shareholders entitled to receive notice of and vote at the Meeting and any adjournment or postponement thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Meeting or any adjournment or postponement thereof. On the Record Date, there were 15,519,813 issued and outstanding Class A Ordinary Shares, and 8,625,000 issued and outstanding Class B Ordinary Shares. The Company’s warrants do not have voting rights.

To exercise your redemption rights, you must tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

A shareholder who is entitled to attend and vote at the Meeting is entitled to appoint one or more proxies to attend and vote instead of that shareholder, and that such proxyholder need not be a shareholder of the Company.

This proxy statement contains important information about the Meeting, the Extension Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement is dated   , 2024 and is first being mailed to shareholders on or about   , 2024.

By Order of the Board of Directors of TortoiseEcofin Acquisition Corp. III

Vincent T. Cubbage
Chief Executive Officer

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the Company’s current views with respect to, among other things, the Company’s capital resources and results of operations. Likewise, the Company’s financial statements and all of the Company’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•

the Company’s ability to timely convene and hold the meeting of shareholders to approve the Business Combination and complete the One Energy Business Combination or an alternative Business Combination;

•	if the One Energy Business Combination is not consummated, the Company’s ability to enter into a definitive agreement and related agreements with respect to an alternative Business Combination;

•	the anticipated benefits of the One Energy Business Combination;

•	the volatility of the market price and liquidity of the Class A Ordinary Shares and other securities of the Company;

•	the use of funds not held in the Trust Account or available to the Company from interest income on the Trust Account balance;

•	the competitive environment in which our successor will operate following the One Energy Business Combination; and

•	changes in the Securities and Exchange Commission (the “SEC”) rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect the Company’s good faith beliefs, they are not guarantees of future performance. The Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law.

For a further discussion of these and other factors that could cause the Company’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this proxy statement and in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2022 and December 31, 2023, as filed with the SEC on March 22, 2023 and April 1, 2024, respectively, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2024, November 11, 2023, August 11, 2023, May 11, 2023, November 11, 2022, August 11, 2022, May 11, 2022, November 11, 2021 (as amended) and August 31, 2021 and in other reports the Company filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements). For risks relating to One Energy Business Combination and One Energy, see the Registration Statement on Form S-4 initially filed by Pubco with the SEC on May 13, 2024.

QUESTIONS AND ANSWERS ABOUT THE MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Meeting and the proposals to be presented at the Meeting. The following questions and answers do not include all the information that is important to the Company’s shareholders. Shareholders are urged to read carefully this entire proxy statement, including Annex A and the other documents referred to herein, to fully understand the proposal to be presented at the Meeting and the voting procedures for the Meeting, which will be held on   , 2024, at 10:00 a.m., Eastern Time. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at such other time, on such other date and at such other place to which the Meeting may be adjourned or postponed. You will not be required to attend the Meeting in person in order to vote.

Q:	Why am I receiving this proxy statement?

A:

The Company is a blank check company incorporated as a Cayman Islands exempted company on February 3, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On July 22, 2021, the Company completed its initial public offering of 30,000,000 units (the “Units”). On July 23, 2021, the underwriters exercised their over-allotment option in full and on July 27, 2021, the underwriters purchased an additional 4,500,000 Units (the “Over-allotment Units”). Each Unit had an offering price of $10.00 and consists of one Class A Ordinary Share and one-fourth of one redeemable warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

On July 22, 2021, simultaneously with the closing of the initial public offering, the Company completed the private sale (the “Private Placement”) of 6,333,333 Private Placement Warrants at a purchase price of $1.50 per Private Placement Warrant to TEB. On July 27, 2021, simultaneously with the sale of the Over-allotment Units, the Company completed the private sale of 600,000 warrants (the “Additional Private Placement Warrants”) at a purchase price of $1.50 per warrant to TEB.

Of the net proceeds of the initial public offering (including the sale of the Over-allotment Units) and the sale of the Private Placement Warrants (including the sale of the Additional Private Placement Warrants), $345,000,000, including $12,075,000 of deferred underwriting discounts and commissions, was deposited into a U.S. based Trust Account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee.

Like most blank check companies, the Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in the Trust Account to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination(s) consummated on or before the Prior Termination Date.

The Company believes that it is in the best interests of the Company’s shareholders to continue the Company’s existence until the Charter Extension Date, if necessary, in order to allow the Company additional time to complete the One Energy Business Combination and is therefore holding this Meeting.

Q:	When and where is the Meeting?

A:	The Meeting will be held at 10:00 a.m Eastern Time at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105.

Q:	Can I attend the Meeting in person?

A:

Yes. The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105. You will be permitted to attend the Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Meeting by contacting the Company at IR@trtlspac.com. You will not be required to attend the Meeting in person in order to vote.

Q:	What are the specific proposals on which I am being asked to vote at the Meeting?

A:	The Company’s shareholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Memorandum and Articles of Association as provided by the resolution in the form set forth in Annex A to give the Company’s Board the right to extend the Termination Date from October 22, 2024 on a monthly basis up to twelve (12) times until October 22, 2025 or such earlier date as determined by the Board; and

2.

Proposal No. 2 — Adjournment Proposal — If put forth at the Meeting, to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Q:	Are the proposals conditioned on one another?

A:

Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. If the Extension Amendment Proposal is not approved and the Charter Extension is not implemented, the Company will wind up, liquidate and dissolve.

If the Charter Extension is implemented and one or more of the Company’s shareholders elect to redeem their Public Shares pursuant to the Redemption, the Company will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds, including interest earned but net of (i) the funds released to satisfy the Company’s Regulatory Withdrawals and income taxes payable and (ii) $100,000 of interest to pay dissolution expenses, as available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for the Company’s use in connection with consummating the One Energy Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $   million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and the One Energy Business Combination is not completed on or before the Prior Termination Date, October 22, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Founder Shares have waived their rights to participate in any liquidating distribution with respect to the 8,625,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Company anticipates that it may not have sufficient votes to pass the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Q:	Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

A:

The Company’s Memorandum and Articles of Association provide for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying Business Combination consummated on or before the Prior Termination Date. As explained below, we will not be able to complete a Business Combination by that date. Without the Charter Extension, the Company believes that it will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, on or before the Prior Termination Date. If that were to occur, the Company would be forced to liquidate on the Prior Termination Date. Accordingly, the Board is proposing the Extension Amendment to extend the Company’s corporate existence until the Charter Extension Date.

On August 14, 2023, the Company entered into the Original Business Combination Agreement with One Energy. On February 14, 2024, the Company and One Energy amended and restated the Original Business Combination Agreement. The Company currently has until October 22, 2024 to complete the One Energy Business Combination, which the Board believes is insufficient time to complete all the steps necessary to complete the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed. Accordingly, the Board has determined that it is in the best interests of the Company to seek an extension of the Prior Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal to allow additional time to consummate the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed. Without the Charter Extension, the Company believes that it will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, on or before the Prior Termination Date. If that were to occur, the Company would be precluded from completing the One Energy Business Combination and would be forced to liquidate on the Prior Termination Date.

Because we may not be able to complete the One Energy Business Combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete an initial Business Combination.

In particular, the Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public shareholders an opportunity to consider the One Energy Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Memorandum and Articles of Association in the form set forth in Annex A hereto to, among other things, (i) extend the date by which we must (a) consummate a Business Combination, (b) cease our operations if we fail to complete such Business Combination, and (c) redeem or repurchase 100% of the Public Shares sold in our initial public offering, from October 22, 2024 to October 22, 2025 (or such earlier date as determined by the Board). The Extension Amendment Proposal is a condition of the Charter Extension.

If the Company anticipates that it may not have sufficient votes to pass the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Adjournment Proposal is put forth at the Meeting and is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates, and the Extension Amendment Proposal will be put forth at the Meeting for approval even if the Company anticipates that there are insufficient votes for, or otherwise in connection with, the approval of such proposals. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote provided that the Adjournment Proposal is approved.

Q:	What vote is required to approve the proposals presented at the Meeting?

A:

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

A shareholder of the Company who attends the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending its duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholder will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal or the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

The Company believes shareholders will benefit from the Company consummating the One Energy Business Combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete an initial Business Combination until the Charter Extension Date. Without the Charter Extension, the Company believes that it will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, on or before the Prior Termination Date. If that were to occur, the Company would be forced to liquidate on the Prior Termination Date. Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is put forth at the Meeting and not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, the Extension will be implemented and the pro-rata amount per Class A Ordinary Share payable to redeeming shareholders will be removed from the Trust Account and distributed to redeeming shareholders.

We are seeking the Extension Amendment to provide us additional time to complete a Business Combination.

Upon approval of the Extension Amendment Proposal by the affirmative vote of at least two-thirds of the shareholders entitled to vote who attend and vote at a general meeting of the Company, we will file the proposed amendment to the Memorandum and Articles of Association in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Units, Ordinary Shares and Public Warrants (as defined below) will remain publicly traded. The Company will then continue to work to consummate the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, by the Extended Date.

Q:	How will the Sponsor and the Company’s directors and officers vote?

A:

The Sponsor and the Company’s directors and officers have advised the Company that they intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and the Company’s directors and officers and their respective affiliates are not entitled to redeem any Class B Ordinary Shares or Class A Ordinary Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, the Sponsor and the Company’s directors and officers and their respective affiliates beneficially owned and were entitled to vote an aggregate of 6,975,000 Class B Ordinary Shares, collectively representing approximately 80.9% of the Company’s issued and outstanding Class B Ordinary Shares and 28.9% of the Company’s issued and outstanding Ordinary Shares.

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s shareholders pursuant to which such shareholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.

However, if you fail to attend the Meeting in person or by proxy, or if you do attend the Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes.

If the Extension Amendment Proposal is approved, the Adjournment Proposal will not be presented for a vote. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination beyond the Charter Extension Date.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Amendment Proposal based on the tabulated votes received prior to the Meeting, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote provided that the Adjournment Proposal passes.

If the Extension Amendment Proposal is not approved at the Meeting or at any adjournment or postponement thereof and the One Energy Business Combination is not completed on or before the Prior Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses, divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Founder Shares have waived their rights to participate in any liquidating distribution with respect to the 8,625,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, until the Charter Extension Date. The Company will file an amendment to its Memorandum and Articles of Association with the Registrar of Companies of the Cayman Islands in substantially the form that appears in resolution as set out in Annex A hereto and will continue its efforts to obtain approval of the One Energy Business Combination at a meeting and consummate the Closing of the One Energy Business Combination on or before the Charter Extension Date.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company held by the Company’s officers, directors, the Sponsor and its affiliates. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account, may be only a small fraction of the approximately $   million that was in the Trust Account as of the Record Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:

Yes. Whether you vote for or against the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:	Will how I vote affect my ability to exercise Redemption rights?

A:

No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Charter Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders and potentially less cash.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote by:

•	entering a new vote by Internet;

•

sending a later-dated, signed proxy card to TortoiseEcofin Acquisition Corp. III, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448, Attn: Vincent T. Cubbage, Chief Executive Officer, so that it is received by the Company’s Chief Executive Officer on or before the Meeting; or

•	attending and voting during the Meeting.

You also may revoke your proxy by sending a notice of revocation to the Company’s Chief Executive Officer, which must be received by the Company’s Chief Executive Officer on or before the Meeting. Attending the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Approval of the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Company believes that the Extension Amendment Proposal and the Adjournment Proposal, if presented to the shareholders at this Meeting, will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on these proposals presented at the Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will have no effect on the outcome of any vote on any of the proposals.

Q:	What constitutes a quorum at the Meeting?

A:

The holders of a majority of the issued and outstanding Ordinary Shares entitled to vote as of the Record Date at the Meeting must be present, in person or by proxy (or, in the case of a holder which is a corporation or other non-natural person, by its duly authorized representative or proxy), at the Meeting to constitute a quorum and in order to conduct business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. The Sponsor and the Company’s directors and officers and their respective affiliates beneficially own an aggregate of 6,975,000 Class B Ordinary Shares, collectively representing approximately 28.9% of the Company’s issued and outstanding Ordinary Shares, which will count towards this quorum. As a result, in addition to the Ordinary Shares owned by the Sponsor and the Company’s directors and officers and their respective affiliates, approximately 5,097,407 Class A Ordinary Shares would be required to achieve a quorum.

Q:	How do I vote?

A:

If you were a holder of record of Ordinary Shares on August 12, 2024, the Record Date for the Meeting, you may vote with respect to the proposal yourself at the Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on         , 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal.

Additionally, the Board has determined that, if presented, the Adjournment Proposal is in the best interests of the Company and its shareholders and recommends that the Company’s shareholders vote “FOR” the Adjournment Proposal, if presented.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:

The Company’s Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares and Private Placement Warrants. See the section entitled “The Meeting — Interests of the Sponsor, Directors and Officers” in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?

A:	No. There are no appraisal rights available to the Company’s shareholders in connection with the Extension Amendment Proposal.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:

No. The holders of warrants issued in connection with the Company’s initial public offering, which are exercisable for one Class A Ordinary Share at an exercise price of $11.50 per Class A Ordinary Share (the “Public Warrants”) upon consummation of the One Energy Business Combination, have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how each of the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?

A:

In connection with the Charter Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, the Company’s shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Meeting, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated July 19, 2021, filed in connection with the Company’s initial public offering.

In order to exercise your redemption rights, you must, on or before 5:00 p.m., Eastern Time, on    , 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Shareholders of the Company seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is the Company’s understanding that its shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, the Company does not have any control over this process and it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Shareholders of the Company seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q:	Will I be entitled to any cash payment if I do not exercise my redemption rights?

A:

On April 19, 2024, the Company held an extraordinary general meeting of shareholders at which shareholders approved a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from April 22, 2024 on a monthly basis up to six times until October 22, 2024 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “April 2024 Extension”). In connection with the April 2024 Extension, the Sponsor agreed to deposit $0.02 for each Public Share that was not redeemed in connection with the April 2024 Extension for each calendar month (commencing on April 23, 2024 and on the 23rd day of each subsequent month) until October 22, 2024 (the “Contributions”). Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the Sponsor will not make additional Contributions to the Trust Account commencing with the monthly period starting August 23, 2024. Accordingly, if you do not elect to redeem your Public Shares in connection with the Extension Amendment Proposal, you will not be entitled to receive any further Contributions for your Public Shares.

Q:	What should I do if I receive more than one set of voting materials for the Meeting?

A:

You may receive more than one set of voting materials for the Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Meeting?

A:

The Company will pay the cost of soliciting proxies for the Meeting. The Company has engaged   (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay the Proxy Solicitor its customary fee. The Company will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition, the Company will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of the Company may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

TortoiseEcofin Acquisition Corp. III

195 US HWY 50, Suite 208

Zephyr Cove, NV 89448

Email: IR@trtlspac.com

You may also contact the Proxy Solicitor at:

To obtain timely delivery, shareholders must request the materials no later than      , 2024, or five business days prior to the date of the Meeting. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., Eastern Time, on      , 2024 (two business days before the Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Reports on Form 10-K filed with the SEC on March 22, 2023 and April 1, 2024, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2024, November 14, 2023, August 11, 2023, May 11, 2023, November 11, 2022, August 11, 2022, May 11, 2022, November 11, 2021 (as amended) and August 31, 2021, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. For risks relating to the Business Combination with One Energy, see the Registration Statement on Form S-4 initially filed by Pubco with the SEC on May 13, 2024.

There are no assurances that the Extension Amendment Proposal, the Charter Extension in particular, will enable us to complete the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, will be consummated prior to the Charter Extension Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek shareholder approval of the One Energy Business Combination or another Business Combination if the One Energy Business Combination is not completed. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the One Energy Business Combination. Even if the Extension Amendment Proposal or the One Energy Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

If our initial Business Combination involves a company organized under the laws of a state of the United States, it is possible a 1% U.S. federal excise tax will be imposed on us in connection with redemptions of our Ordinary Shares after or in connection with such initial Business Combination.

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax (the “Excise Tax”) on the fair market value of certain repurchases (including certain redemptions) of stock by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The Excise Tax will apply to stock repurchases occurring in 2023 and beyond. The amount of the Excise Tax is generally 1% of the fair market value of the shares of stock repurchased at the time of the repurchase. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax. In April 2024, the Treasury Department issued proposed regulations providing guidance with respect to the Excise Tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

As a Cayman Islands exempted company, we do not believe the Excise Tax will apply to redemptions of our Class A Ordinary Shares, including redemptions in connection with the Extension Amendment Proposal (absent any further regulations and other additional guidance that may be issued in the future with retroactive effect).

However, in connection with an initial Business Combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a Delaware corporation prior to certain redemptions and, it is possible that we will be subject to the Excise Tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to the proposed regulations, redemptions in complete liquidation of the company). In all cases, the extent of the Excise Tax that may be incurred will depend on a number of factors, including the fair market value of our stock redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of the final regulations and other additional guidance from the Treasury Department that may be issued and applicable to the redemptions. Issuances of stock by a repurchasing corporation in a year in which such corporation repurchases stock may reduce the amount of Excise Tax imposed with respect to such repurchase. The Excise Tax is imposed on the repurchasing corporation itself, not the shareholders from which stock is repurchased. The imposition of the Excise Tax as a result of redemptions in connection with the initial Business Combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial Business Combination, which could cause the other shareholders of the combined company to economically bear the impact of such Excise Tax.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete the One Energy Business Combination or another Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of the One Energy Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination, including the SPAC Rules described below.

The SEC has issued final rules and guidance relating to certain activities of SPACs. The need for compliance with these rules and guidance may cause us to liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC issued final rules (the “SPAC Rules”) relating, among other things, to disclosures in SEC filings in connection with business combination transactions involving SPACs such as us and private operating companies, the financial statement requirements applicable to transactions involving shell companies, and the use of projections by SPACs in SEC filings in connection with proposed business combination transactions. In connection with the issuance of the SPAC Rules, the SEC also issued guidance (the “SPAC Guidance”) regarding the potential liability of certain participants in business combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The need for compliance with the SPAC Rules and the SPAC Guidance may cause us to liquidate the Company at an earlier time than we might otherwise choose.

Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rules, or pursuant to the SPAC Guidance, may increase the costs and time of completing a Business Combination, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rules and the SPAC Guidance may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a Business Combination and instead liquidate the Company.

As noted above, the SPAC Guidance relates, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may be unable to complete a Business Combination and could be required to liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, on June 13, 2023, the Company instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

The funds in the Trust Account had, since the Company’s initial public offering, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, on June 13, 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or liquidation. Following such liquidation, the Company may receive less interest on the funds held in the Trust Account than the interest the Company would have received pursuant to the original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.

In the event that the Company may be deemed to be an investment company, it may be required to liquidate.

Adverse developments affecting the financial services industry, including events or concerns involving liquidity, defaults or non-performance by financial institutions, could adversely affect the Company’s or One Energy’s business, financial condition or results of operations, or prospects.

The funds in the Company’s operating account and Trust Account are held in banks or other financial institutions. Cash held in non-interest bearing and interest-bearing accounts would exceed any applicable Federal Deposit Insurance Corporation (“FDIC”) insurance limits. Should events, including limited liquidity, defaults, non-performance or other adverse developments occur with respect to the banks or other financial institutions that hold the Company or One Energy’s funds, or that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, our liquidity may be adversely affected. For example, on March 10, 2023, the FDIC announced that Silicon Valley Bank had been closed by the California Department of Financial Protection and Innovation. Although we did not have any funds in Silicon Valley Bank or other institutions that have been closed, we cannot guarantee that the banks or other financial institutions that hold our funds will not experience similar issues.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Company or One Energy to acquire financing on favorable terms in connection with the One Energy Business Combination, or at all, and could have material adverse impacts on liquidity, their respective business, financial condition or results of operations, and prospects. The Company and One Energy’s businesses may be adversely impacted by these developments in ways that cannot be predicted at this time, there may be additional risks that have not yet been identified, and we cannot guarantee that negative consequences can be avoided directly or indirectly from any failure of one or more banks or other financial institutions.

We may not be able to complete the Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit the Business Combination to be consummated with us, we may not be able to consummate the Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate the Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

Because we are a Cayman Islands exempted company, we may be considered a “foreign person” under such rules.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete the Business Combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $    per share, or less in certain circumstances, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

THE MEETING

This proxy statement is being provided to shareholders of the Company as part of a solicitation of proxies by the Board for use at the Meeting to be held on    , 2024, and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about    , 2024 to all shareholders of record of the Company as of August 12, 2024, the Record Date for the Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Meeting.

Date, Time and Place of Meeting

The Meeting will be held at 10:00 a.m. Eastern Time at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105. The Meeting may be held at such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote on the proposals.

The Proposals at the Meeting

At the Meeting, shareholders of the Company will consider and vote on the following proposals:

1.

Proposal No. 1 — Extension Amendment Proposal — To approve, by way of special resolution, an amendment to the Company’s Memorandum and Articles of Association as provided by the resolution in the form set forth in Annex A to give the Company’s Board the right to extend the Termination Date from October 22, 2024 on a monthly basis up to twelve (12) times until October 22, 2025 or such earlier date as determined by the Board; and

2.

Proposal No. 2 — Adjournment Proposal — If put forth at the Meeting, to approve, by way of ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Voting Power; Record Date

As a shareholder of the Company, you have a right to vote on certain matters affecting the Company. The proposals that will be presented at the Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Meeting if you owned Ordinary Shares at the close of business on August 12, 2024, which is the Record Date for the Meeting. You are entitled to one vote for each Class A Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. As of the Record Date, 15,519,813 Class A Ordinary Shares and 8,625,000 Class  B Ordinary Shares are issued and outstanding. No preferred shares are issued or outstanding.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for the Proposals for the Meeting

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Approval of the Adjournment Proposal (if put forth at the Meeting) requires the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Shareholders who attend the Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Meeting. The presence, in person or by proxy or by duly authorized representative, at the Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to attend and vote at the Meeting shall constitute a quorum for the Meeting.

At the Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each of the proposals is approved, and any Ordinary Shares which are not voted at the Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on any of the proposals.

It is possible that the Company will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, by the Charter Extension Date if the Extension Amendment Proposal is approved. In such event, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders.

Voting Your Shares — Shareholders of Record

If you are a shareholder of record of the Company, you may vote by mail or Internet. Each Ordinary Share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your one or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Meeting so that your shares will be voted if you are unable to attend the Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board recommends voting “FOR” the Extension Amendment Proposal, and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 10:00 a.m., Eastern Time, on    , 2024.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting the web address on the proxy card and entering the voter control number included on your proxy card.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from the Company. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet. A large number of banks and brokerage firms offer Internet voting. If your bank or brokerage firm does not offer Internet voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Continental Stock Transfer & Trust Company. Requests for registration should be directed to proxy@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on    , 2024.

You will receive a confirmation of your registration by email after the Company receives your registration materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the meeting. Follow the instructions provided to vote. The Company encourages you to access the meeting prior to the start time leaving ample time for the check in.

Attending the Meeting

The Meeting will be held at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105. You will not be required to attend the meeting in person in order to vote as you may vote by proxy instead.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may enter a new vote by Internet;

•

you may send a later-dated, signed proxy card to TortoiseEcofin Acquisition Corp. III, 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448, so that it is received by the Company on or before the Meeting; or

•	you may attend the Meeting, as indicated above.

No Additional Matters

The Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incidental to the conduct of the Meeting, no other matters may be considered at the Meeting if they are not included in this proxy statement, which serves as the notice of the Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Class A Ordinary Shares, you may call    , the Company’s proxy solicitor, at (877) 870-8565 (toll free) or (206) 870-8565.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net funds required for Regulatory Withdrawals and income taxes payable (and less up to $100,000 of interest to pay dissolution expenses). If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•

on or before 5:00 p.m., Eastern Time, on      , 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

On April 19, 2024, the Company held an extraordinary general meeting of shareholders at which shareholders approved a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from April 22, 2024 on a monthly basis up to six times until October 22, 2024 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “April 2024 Extension”). In connection with the April 2024 Extension, the Sponsor agreed to deposit $0.02 for each Public Share that was not redeemed in connection with the April 2024 Extension for each calendar month (commencing on April 23, 2024 and on the 23rd day of each subsequent month) until October 22, 2024 (the “Contributions”). Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the Sponsor will not make additional Contributions to the Trust Account commencing with the monthly period starting August 23, 2024. Accordingly, if you do not elect to redeem your Public Shares in connection with the Extension Amendment Proposal, you will not be entitled to receive any further Contributions for your Public Shares.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $    million as of the Record Date. Prior to their exercising redemption rights, shareholders of the Company should verify the market price of the Class A Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Class A Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to the Company’s shareholders in connection with any of the proposals.

Proxy Solicitation Costs

The Company is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. The Company has engaged the Proxy Solicitor to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay its customary fee. The Company will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company and its directors, officers and employees may also solicit proxies on the Internet. The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. The Company will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to the Company’s shareholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of the Board, the Company’s shareholders should be aware that aside from their interests as shareholders, the Sponsor, certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s shareholders that they approve the Extension Amendment Proposal. Shareholders of the Company should take these interests into account in deciding whether to approve the Extension Amendment Proposal:

•

the fact that holders of the 8,625,000 Founder Shares originally purchased from the Company for an aggregate price of $25,000 will have a significantly higher value at the time of the One Energy Business Combination, if it is consummated, and, based on the closing trading price of the Ordinary Shares on the Record Date, which was $    , would have an aggregate value of approximately $    million as of the same date. If the Company does not consummate the One Energy Business Combination or another initial Business Combination by October 22, 2024, and the Company is therefore required to be liquidated, these shares would be worthless, as Founder Shares are not entitled to participate in any redemption or liquidation of the Trust Account. Based on the difference in the effective purchase price of $0.003 per share that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Unit sold in the initial public offering, the Sponsor may earn a positive rate of return even if the stock price of Pubco after the Closing falls below the price initially paid for the Company Units in the initial public offering and the Company public shareholders experience a negative rate of return following the Closing of the One Energy Business Combination;

•

the fact that the 6,933,333 Private Placement Warrants originally purchased for $1.50, which warrants will be worthless if a Business Combination is not consummated (although the Private Placement Warrants have certain rights that differ from the rights of holders of the Public Warrants, the aggregate value of the Private Placement Warrants held by TEB and HCGP is estimated to be approximately $    million, assuming the per warrant value of the Private Placement Warrants is the same as the $ closing price of the Public Warrants on the OTC Pink Market on the Record Date);

•

On July 19, 2023, the Company issued the 2023 July Note in the principal amount of up to $1,000,000 to HCGP. The 2023 July Note was issued in connection with advances HCGP may make in the future to the Company for working capital expenses. The 2023 July Note bears no interest and is repayable in full upon the earlier of (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. If the One Energy Business Combination or another initial Business Combination is not consummated, the 2023 July Note may not be repaid and may not be able to be converted into warrants, pursuant to its terms;

•

On October 20, 2023, the Company issued the 2023 October Note in the principal amount of up to $1,553,823.18 to the Sponsor in connection with the extension of the Company’s Termination Date from October 22, 2023 on a monthly basis up to six times to April 22, 2024. If the One Energy Business Combination or another initial Business Combination is not consummated, the 2023 October Note may not be repaid, pursuant to its terms;

•	the fact that the Sponsor agreed to transfer to certain lenders an aggregate of Class B Ordinary Shares upon the Closing as an additional consideration for the certain loans from the lenders;

•

the fact that the Company’s initial shareholders and HCGP have waived their right to redeem their Founder Shares and any other Ordinary Shares held by them, or to receive distributions from the Trust Account with respect to the Founder Shares upon the Company’s liquidation if the Company is unable to consummate its initial business combination;

•

the continued indemnification of the Company’s existing directors and officers and the continuation of the Company’s directors’ and officers’ liability insurance after the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed;

•

the fact that the Sponsor and the Company’s officers and directors will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if the One Energy Business Combination is not consummated on or before the Prior Termination Date, and the Extension Amendment Proposal is not approved; and

•

the fact that the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transactions agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay taxes. This liability will not apply to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates the One Energy Business Combination, the officers and directors may have additional interests, including interests in the One Energy Business Combination. Such interests are described in the Registration Statement on Form S-4 for the transaction.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
Vincent T. Cubbage*	59	Chief Executive Officer and Chairman of the Board of Directors
Stephen Pang*	42	President and Chief Financial Officer
Thomas D. Hennessy	39	Director
Jack Leeney	39	Independent Director
Andrew Lipsher	58	Independent Director
Matthew Schindel	38	Independent Director

*	Denotes an executive officer.

The experience of our directors and executive officers is as follows:

Vincent T. Cubbage — Chief Executive Officer and Chairman of the Board of Directors. Mr. Cubbage has served as our Chief Executive Officer and as a Director since February 2021. Mr. Cubbage has served as a director of Volta Inc. (NYSE: VLTA), a company in the commerce-centric electric vehicle charging business, since August 2021 and the Interim Chief Executive Officer until the completion of its sale to Shell USA in March 2023. From July 2020 to August 2021, Mr. Cubbage served as Chief Executive Officer, President and as a director and Chairman of Tortoise Acquisition Corp. II, a special purpose acquisition company, which was merged with Volta Industries, Inc. in August 2021. Mr. Cubbage served as Chief Executive Officer, President and as a director of Tortoise Acquisition Corp., a special purpose acquisition company, from November 2018, and as Chairman of the Tortoise Acquisition Corp. Board from the completion of its initial public offering in March 2019, to the completion of its initial business combination with Hyliion on October 1, 2020, and he continues to serve on the board of directors of Hyliion Holdings Corp. He has served as Managing Director — Private Energy of Tortoise Capital Advisors, L.L.C. from January 2019 to July 2023 and of Ecofin Investments, LLC from September 2020 to July 2023. Mr. Cubbage served as the Chief Executive Officer and a member of the Board of Managers of Lightfoot Capital Partners GP LLC, the general partner of Lightfoot Capital Partners, LP, from its formation in 2006 through its wind up in December 2019. He served as Chief Executive Officer, Director and Chairman of the Board of Arc Logistics GP LLC, the general partner of Arc Logistics Partners LP (NYSE: ARCX), formerly a publicly-traded partnership engaged in the midstream business, from October 2013 to the date of its sale in December 2017. From 2007 to 2011, Mr. Cubbage also served on the board of managers of the general partner of International Resources Partners, LP, a private partnership founded by Lightfoot Capital that was engaged in the mining of natural resources. Prior to founding Lightfoot Capital, Mr. Cubbage was a Senior Managing Director and Head of the Midstream sector in the Investment Banking Division of Banc of America Securities from 1998 to 2006. Before joining Banc of America Securities, Mr. Cubbage was a Vice President at Salomon Smith Barney in the Global Energy and Power Group where he worked from 1994 to 1998. Mr. Cubbage received an M.B.A. from the American Graduate School of International Management and a B.A. from Eastern Washington University. We believe Mr. Cubbage’s extensive knowledge of the energy industry, as well as his substantial business, leadership and management experience, including serving on the board of directors of publicly traded companies, brings important and valuable skills to our board of directors.

Stephen Pang — President and Chief Financial Officer. Mr. Pang has served as our President and Chief Financial Officer since February 2021. Since May 2024, Mr. Pang has served as the Chief Financial Officer of Montana Technologies Corp. (Nasdaq: AIRJ), a climate technology company. From September 2020 to August 2021, Mr. Pang served as a director of Tortoise Acquisition Corp. II, a special purpose acquisition company, which was merged with Volta Industries, Inc. in August 2021, and served as the Chief Financial Officer of Tortoise Acquisition Corp. II from July 2020 to August 2021. Mr. Pang served as a director of Tortoise Acquisition Corp., a special purpose acquisition company, from the completion of its initial public offering in March 2019, and as Chief Financial Officer of Tortoise Acquisition Corp. since January 2020, to the completion of its initial business combination on October 1, 2020. He served as a Managing Director of Tortoise Capital Advisors, L.L.C. from January 2019 to February 2024 and of Ecofin Investments, LLC from September 2020 to February 2024, where he served as a Portfolio Manager and led Tortoise’s public and private direct investments across its energy strategies. Prior to joining Tortoise in 2014, Mr. Pang was a director in Credit Suisse Securities (USA) LLC’s Equity Capital Markets Group. Before joining Credit Suisse Securities (USA) LLC in 2012, he spent eight years in Citigroup Global Markets Inc.’s Investment Banking Division, where he focused on equity underwriting and corporate finance in the energy sector. Mr. Pang received a B.S. in Business Administration from the University of Richmond and is a CFA charterholder.

Thomas D. Hennessy — Director since July 2023. Mr. Hennessy has served as a Managing Partner of Growth Strategies of Hennessy Capital Group, LLC, an alternative investment firm founded in 2013 that focuses on investing in industrial, infrastructure, climate and real estate technologies. Mr. Hennessy served as Chairman and Chief Executive Officer of two (NYSE: TWOA), a special purpose acquisition company, from March 2023 to March 2024. Mr. Hennessy served as a director of Jaguar Global Growth Corporation I (Nasdaq: JGGC), a special purpose acquisition company targeting businesses operating primarily outside of the United States in the PropTech sector, from February 2021 to November 2023. From December 2020 to December 2023, he served as a director of 7GC & Co. Holdings Inc. (Nasdaq: VII), a special purpose acquisition company targeting the technology industry. Mr. Hennessy, in his role as director and/or officer, has successfully executed the following SPAC business combinations: (i) PropTech Acquisition Corporation’s business combination with Porch Group, Inc. (Nasdaq: PRCH) in December 2020; (ii) PropTech Investment Corporation II’s business combination with Appreciate Holdings, Inc. (Nasdaq: SFR) in November 2022; (iii) Jaguar Global Growth Corporation I’s business combination with Captivision Inc. (Nasdaq: CAPT) in November 2023; (iv) 7GC & Co. Holdings Inc.’s business combination with Banzai International, Inc. (Nasdaq: BNZI) in December 2023 and (v) two’s business combination with LatAm Logistic Properties, S.A. (NYSE: LPA) in March 2024. Since 2021, Mr. Hennessy has invested in numerous privately-held companies in his capacity as Managing Partner of Hennessy Capital Growth Partners, a growth equity fund that serves as a strategic capital and growth partner to real estate technology and climate technology companies. Mr. Hennessy served from 2014 to 2019 as a Portfolio Manager of Abu Dhabi Investment Authority. Mr. Hennessy holds a B.A. degree from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business. We believe Mr. Hennessy is qualified to serve as a director due to his extensive experience with special purpose acquisition companies and his expertise in mergers and acquisitions.

Jack Leeney — Independent Director since July 2023. Mr. Leeney served as Chairman and Chief Executive Officer of 7GC & Co. Holdings (Nasdaq: VII) from September 2020 to December 2023. He has also served as a director of two (NYSE: TWOA) from March 2023 to March 2024. He previously served as an independent director of PropTech Acquisition Corporation (Nasdaq: PTAC) from November 2019 to December 2020 and PropTech Investment Corporation II (Nasdaq: PTIC) from December 2020 to November 2022. Since 2016, Mr. Leeney has served as a Co-Founder and Managing Partner of 7GC & Co., a growth stage venture capital firm. Mr. Leeney led the firm’s investments in Cheddar (sold to Altice USA, May 2019), Capsule Corp., hims & hers (IPO, January 2021, NYSE: HIMS), Roofstock, The Mom Project, Reliance Jio, Because Market, Jackpocket, and Moonfare. He currently serves on the board of directors of The Mom Project and Because Market. Between April 2011 and December 2016, Mr. Leeney served on the boards of directors of Quantenna Communications, Inc. (Nasdaq: QTNA), DoAt Media Ltd. (Private), CinePapaya (acquired by Comcast), Joyent (acquired by Samsung), BOKU, Inc. (AIM: BOKU), Eventful (acquired by CBS) and Blueliv (Private). Previously, Mr. Leeney served as the Head of U.S. Investing for Telefonica Ventures between June 2012 and September 2016, the investment arm of Telefonica (NYSE: TEF), served as an investor at Hercules Capital (NYSE: HTGC) between May 2011 and June 2012 and began his career as a technology-focused investment banker at Morgan Stanley in 2007. Mr. Leeney holds a B.S. from Syracuse University. We believe Mr. Leeney is well qualified to serve as a director due to his investment and advisory experience.

Andrew Lipsher — Independent Director since July 2023. Mr. Lipsher has over thirty years of experience in the energy transition, media and entertainment, digital media, and technology industries. From June 2023 to March 2023, he was the Chief Development Officer of Volta, Inc. (NYSE: VLTA), and helped lead its sale to Shell (NYSE: SHEL) in March 2023. Mr. Lipsher previously served as the Chief Strategy Officer (from July 2016 to May 2023) and the Chief Revenue Officer (from July 2016 to November 2020) for Volta. Mr. Lipsher previously served as the Chief Revenue Officer at Glamsquad (a venture backed services business) and previously held senior leadership roles at Clear Channel Media Holdings, Interscope Geffen A&M Records, News Corporation, BMG Entertainment, and the Warner Music Group. From September 2006 to March 2011, Mr. Lipsher was also a Partner at Greycroft Partners, a venture capital firm and Maroley Media Group (media and digital media private equity).

Mr. Lipsher began his career as one of the founders of the New Haven Brewing Company. Mr. Lipsher graduated with a B.A. in History from Yale University and received his MBA in finance from Northwestern’s Kellogg Graduate School of Management. We believe Mr. Lipsher is qualified to serve as a director due to his experience with public companies and capital markets.

Matthew Schindel — Independent Director since July 2023. Mr. Schindel has more than 15 years of experience as an investor and operator of growth companies, including more than a decade in climate and renewable energy related businesses. From February 2020 to July 2023, he served as Chief Financial Officer at Snapdocs, a real estate software company that provides automation solutions for lenders, title companies, notaries, and other participants in real-estate transactions. Prior to Snapdocs, Mr. Schindel held various executive roles at Sunrun, Inc., the nation’s leading residential solar, storage, and energy services company. Mr. Schindel holds a Bachelor’s Degree from Harvard College. We believe Mr. Schindel is qualified to serve as a director due to his experience with public companies and capital markets.

Number and Terms of Office of Officers and Directors

We have 5 directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. The term of office of the first class of directors, consisting of Thomas D. Hennessy, will expire at our annual general meeting in 2026. The term of office of the second class of directors, consisting of Matthew Schindel and Jack Leeney, will expire at our annual general meeting in 2024. The term of office of the third class of directors, consisting of Vincent T. Cubbage and Andrew Lipsher, will expire at our annual general meeting in 2025. We may not hold an annual general meeting until after we consummate our Business Combination.

Holders of our Class B Ordinary Shares will have the right to appoint all of our directors prior to consummation of our Business Combination and holders of our Public Shares will not have the right to vote on the appointment or removal of directors during such time. These provisions of our Memorandum and Articles of Association may only be amended if approved by a majority of at least 90% of our Ordinary Shares voting at a general meeting.

Approval of our Business Combination will require the affirmative vote of a majority of our Board, which must include a majority of our independent directors and each of the non-independent directors nominated by our Sponsor.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Memorandum and Articles of Association as it deems appropriate. Our Memorandum and Articles of Association provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the board of directors.

Director Independence

The NYSE listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Our Board has determined that Messrs. Leeney, Lipsher and Schindel are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Officer and Director Compensation

Except as set forth below, none of our officers or directors have received any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on the NYSE through the earlier of consummation of our Business Combination and our liquidation, we have agreed to reimburse HCGP a total of $10,000 per month for office space, utilities and secretarial and administrative support made available to us. In addition, as compensation for their services, Messrs. Leeney, Lipsher and Schindel each received 20,000 Class B

Ordinary Shares and will also be entitled to cash compensation of $25,000 per quarter, payable in arrears, and our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial Business Combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial Business Combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, officers and directors, or any of their respective affiliates, prior to completion of our initial Business Combination.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation or tender offer materials (as applicable) furnished to our shareholders in connection with a proposed Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors

Our Board has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Subject to phase-in rules and a limited exception, NYSE rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and NYSE rules require that the compensation committee and nominating and corporate governance committee of a listed company each be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the Board. Messrs. Leeney, Lipsher and Schindel serve as members of our audit committee, and Mr. Schindel chairs the audit committee. Under the NYSE listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Leeney, Lipsher and Schindel meet the independent director standard under NYSE listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•

the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent registered public accounting firm all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under the NYSE listing standards. The NYSE listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board has determined that Messrs. Leeney, Lipsher and Schindel each qualify as an “audit committee financial expert,” as defined under rules and regulations of the SEC and has accounting or related financial management expertise.

Compensation Committee

We have established a compensation committee of the Board. Messrs. Leeney, Lipsher and Schindel serve as members of our compensation committee. Under the NYSE listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Leeney, Lipsher and Schindel are independent and Mr. Leeney chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•	reviewing and approving on an annual basis the compensation of all of our other officers;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	if required, producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee. The members of our nominating and corporate governance are Messrs. Leeney, Lipsher and Schindel. Mr. Lipsher serves as chair of the nominating and corporate governance committee.

The primary purposes of our nominating and corporate governance committee will be to assist the board in:

•

identifying, screening and reviewing individuals qualified to serve as directors and recommending to the board of directors candidates for nomination for election at the annual general meeting or to fill vacancies on the board of directors;

•	developing, recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The nominating and corporate governance committee is governed by a charter that complies with the rules of the NYSE.

Director Nominations

Our nominating and corporate governance committee will recommend to the Board candidates for nomination for election at the annual general meeting of the shareholders. The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual general meeting (or, if applicable, an extraordinary general meeting). Our shareholders that wish to nominate a director for appointment to our Board should follow the procedures set forth in our Memorandum and Articles of Association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial Business Combination, holders of our Public Shares will not have the right to recommend director candidates for nomination to our Board.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our Board.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit, compensation and nominating and corporate governance committee charters as exhibits to the registration statement filed in connection with our initial public offering. You are able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination to the Charter Extension Date so as to give the Company additional time to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed. A copy of the proposed amendment to the Memorandum and Articles of Association of the Company is attached to this proxy statement as part of Annex A.

If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account following the Redemption if the Charter Extension Amendment Proposal is approved and the Charter Extension is implemented, and the amount remaining in the Trust Account may be only a small fraction of the approximately $    million that was in the Trust Account as of the Record Date.

If the Extension Amendment Proposal is not approved and the Charter Extension is not implemented, the Company will wind up, liquidate and dissolve.

Without the approval of the Extension Amendment Proposal and the implementation of the Charter Extension, the Company believes that it will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, on or before the Prior Termination Date. If that were to occur, the Company would be forced to liquidate on the Prior Termination Date.

As contemplated by the Memorandum and Articles of Association, the holders of the Company’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Charter Extension is implemented.

On the Record Date, the redemption price per share was approximately $    (and is expected to be approximately $    two business days prior to the Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $    million as of the Record Date (including interest not previously released to the Company to fund the Company’s Regulatory Withdrawals and/or to pay its income taxes, and less up to $100,000 of interest to pay dissolution expenses), divided by the total number of then outstanding Public Shares. The closing price of the Class A Ordinary Shares on the OTC Pink Market on the Record Date was $  . Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving no more per share than if the share was sold in the open market. The Company cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. The Company believes that such redemption right enables its public shareholders to determine whether or not to sustain their investments for an additional period if the Company does not complete the One Energy Business Combination on or before the Prior Termination Date.

Reasons for the Extension Amendment Proposal

The Company’s Memorandum and Articles of Association provide that the Company has until the Prior Termination Date to complete a Business Combination. The Company and its officers and directors agreed that they would not seek to amend the Company’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless the Company provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of the Company’s shareholders that the Charter Extension be obtained, and accordingly the approval of the Extension Amendment Proposal, so that the Company will have a limited additional amount of time to consummate the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed. Without the Charter Extension, the Company believes that it will not be able to complete the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, on or before the Prior Termination Date. If that were to occur, the Company would be forced to liquidate on the Prior Termination Date.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and the One Energy Business Combination or another Business Combination is not completed on or before the Prior Termination Date, October 22, 2024, as contemplated by and in accordance with the Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to fund Regulatory Withdrawals and/or to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish rights of the holders of such Public Shares (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Founder Shares have waived their rights to participate in any liquidating distribution with respect to the 8,625,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company intends to file an amendment to the Memorandum and Articles of Association as provided by the resolution in the form of Annex A hereto to extend the time it has to complete a Business Combination until the Charter Extension Date. The Company will then continue to attempt to consummate the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed, until the Charter Extension Date. The Company will remain a reporting company under the Exchange Act and we expect that our Units, Class A Ordinary Shares and Public Warrants will remain publicly traded during this time.

Notwithstanding shareholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our shareholders.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Charter Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, including interest earned but net of funds required for Regulatory Withdrawals and income taxes payable (and net up to $100,000 of interest to pay dissolution expenses). If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares.

In order to exercise your redemption rights, you must:

•

on or before 5:00 p.m., Eastern Time, on     , 2024 (two business days before the Meeting), tender your shares physically or electronically and submit a request in writing that the Company redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

On April 19, 2024, the Company held an extraordinary general meeting of shareholders at which shareholders approved a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from April 22, 2024 on a monthly basis up to six times until October 22, 2024 (or such earlier date as determined by the Company’s board of directors in its sole discretion) (the “April 2024 Extension”). In connection with the April 2024 Extension, the Sponsor agreed to deposit $0.02 for each Public Share that was not redeemed in connection with the April 2024 Extension for each calendar month (commencing on April 23, 2024 and on the 23rd day of each subsequent month) until October 22, 2024 (the “Contributions”). Notwithstanding the foregoing, if the Extension Amendment Proposal is approved, the Sponsor will not make additional Contributions to the Trust Account commencing with the monthly period starting August 23, 2024. Accordingly, if you do not elect to redeem your Public Shares in connection with the Extension Amendment Proposal, you will not be entitled to receive any further Contributions for your Public Shares.

Each redemption of a Public Share by the Company’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $    million as of the Record Date. Prior to their exercising redemption rights, the Company’s shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account.

You will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Company does not consummate the One Energy Business Combination on or before the Prior Termination Date, and the Extension Amendment Proposal is not approved, the Company will be required to wind up, liquidate and dissolve the Trust Account by returning the then remaining funds in such account to the public shareholders and all of the Company’s warrants will expire worthless.

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of the Company’s shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

•	certain U.S. expatriates;

•	traders in securities that elect mark-to-market treatment;

•	S corporations;

•	U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

•	financial institutions;

•	mutual funds;

•	qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies (or RICs);

•	real estate investment trusts (or REITs);

•	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	tax-exempt organizations;

•	persons that actually or constructively own 5 percent or more of the Company’s shares; and

•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor. This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF THE COMPANY’S SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

•	a citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•

any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If the Company’s is considered a “passive foreign investment company” for these purposes (which the Company’s will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because the Company is a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the

Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the NYSE, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).

Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal and any redemption of your Public Shares.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes which are cast by those holders of Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out in Annex A.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if put forth and adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal may be presented to the Company’s shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal will not be submitted to the shareholders for a vote, provided that the Adjournment Proposal passes.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the Extension Amendment Proposal.

If the Adjournment Proposal is not approved by the Company’s shareholders, the Meeting will proceed to business.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares, voting together as a single class, who, being entitled to do so, vote in person or by proxy at the Meeting. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting (the “Meeting”) to a later date or dates to be determined by the chairperson of the Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL, IF PUT TO THE MEETING.

BACKGROUND

The Company is a blank check company incorporated as a Cayman Islands exempted company on February 3, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

We are currently authorized to issue 200,000,000 Class A Ordinary Shares, 20,000,000 Class B Ordinary Shares and 1,000,000 undesignated preference shares, $0.0001 par value each. As of the Record Date, 15,519,813 Class A Ordinary Shares and 8,625,000 Class B Ordinary Shares are issued and outstanding. No preferred shares are issued or outstanding.

Each Unit consists of one whole Class A Ordinary Share and one-fourth of one Public Warrant. Each whole Public Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. Pursuant to the warrant agreement, a warrantholder may exercise its warrants only for a whole number of Class A Ordinary Shares. This means that only a whole warrant may be exercised at any given time by a warrantholder. The Class A Ordinary Shares and Public Warrants began trading separately on September 9, 2021.

As of the Record Date, approximately $    million from our initial public offering and the simultaneous sale of the Private Placement Warrants is being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. On June 13, 2023, The Company and Continental Stock Transfer & Trust Company entered into an amendment to the Investment Management Trust Agreement dated as of July 19, 2021 (the “Trust Amendment”) to allow the Company to maintain the funds held in its Trust Account in an interest-bearing demand deposit account at a bank, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account. Such deposit account carries a variable rate and the Company cannot assure you that the initial rate will not decrease or increase significantly.

You are not being asked to vote on the One Energy Business Combination at this time. If the Charter Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider the One Energy Business Combination, you will retain the right to vote on the One Energy Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the One Energy Business Combination is approved and completed or we have not consummated a Business Combination by the Charter Extension Date.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of the Record Date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our named executive officers and directors that beneficially owns our Ordinary Shares; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Public Warrants or the Private Placement Warrants.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
Vincent T. Cubbage(2)	—	—	—	—	—
Stephen Pang(2)	—	—	—	—	—
Thomas D. Hennessy(2)	—	—	6,915,000	80.2%	28.6%
Jack Leeney	—	—	20,000	*	*
Andrew Lipsher	—	—	20,000	*	*
Matthew Schindel	—	—	20,000	*	*
All directors and executive officers as a group (six individuals)	—	—	6,975,000	80.9%	28.9%
Other 5% Shareholders
TortoiseEcofin Sponsor III LLC(2)	—	—	6,915,000	80.2%	28.6%
First Trust Merger Arbitrage Fund(3)	1,625,830	10.5%	—	—	6.7%
Westchester Capital Management, LLC(4)	1,586,130	10.2%	—	—	6.6%
Picton Mahoney Asset Management(5)	1,106,251	7.1%	—	—	4.6%
Meteora Capital, LLC(6)	1,006,250	6.5%	—	—	4.2%
Aristeia Capital, L.L.C.(7)	1,000,000	6.4%	—	—	4.1%
Mizuho Financial Group, Inc.(8)	898,674	5.8%	—	—	3.7%

*	Less than one percent.
(1)

This table is based on 24,144,813 Ordinary Shares outstanding on the Record Date, of which 15,519,813 were Class A Ordinary Shares and 8,625,000 were Class B Ordinary Shares. Unless otherwise noted, the business address of each of the following entities or individuals is 195 US HWY 50, Suite 208, Zephyr Cove, NV 89448.

(2)

TortoiseEcofin Sponsor III LLC is the record holder of the shares reported herein. Hennessy Capital Growth Partners Fund I SPV V, LLC is the managing member of TortoiseEcofin Sponsor III LLC. Hennessy Capital Growth Partners Fund I, LP is the managing member of Hennessy Capital Growth Partners Fund I SPV V, LLC, and Thomas D. Hennessy is the general partner of Hennessy Capital Growth Partners Fund I, LP. Accordingly, Hennessy Capital Growth Partners Fund I SPV V, LLC, Hennessy Capital Growth Partners Fund I, LP and Thomas D. Hennessy may be deemed to have or share beneficial ownership of the Class B Ordinary Shares held directly by TortoiseEcofin Sponsor III LLC. In addition, Vincent T. Cubbage and Stephen Pang (or their family trusts, as applicable) are members of TortoiseEcofin Sponsor III LLC. Mr. Cubbage and Mr. Pang have no voting or dispositive power over such securities and hereby disclaim beneficial ownership of such securities.

(3)

According to a Schedule 13G filed with the SEC on February 14, 2024 by First Trust Merger Arbitrage Fund (“VARBX”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”), VARBX, is a series of Investment Managers Series Trust II and an investment company registered under the Investment Company Act of 1940; FTCM is an investment adviser registered with the SEC that provides investment advisory services to, among others, (i) series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act, specifically First Trust Multi-Strategy Fund and VARBX and (ii) Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company (collectively, the “Client Accounts”); FTCS is a Delaware limited partnership and control person of FTCM; and Sub GP is a Delaware limited liability company and control person of FTCM. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606. The principal business address of VARBX is 235 West Galena Street, Milwaukee, WI 53212.

(4)

According to a Schedule 13G filed with the SEC on February 14, 2024 by Westchester Capital Management, LLC (“Westchester”), Westchester Capital Partners, LLC (“WCP”), Virtus Investment Advisers, Inc. (“Virtus”) and The Merger Fund (“MF”), Virtus, a registered investment adviser, serves as the investment adviser to each of MF, The Merger Fund VL (“MF VL”), Virtus Westchester Event-Driven Fund (“EDF”) and Virtus Westchester Credit Event Fund (“CEF”); Westchester, a registered investment adviser, serves as sub-advisor to each of MF, MF VL, EDF, CEF and Principal Funds, Inc. – Global Multi-Strategy Fund (“PRIN”); WCP, a registered investment adviser, serves as investment adviser to Westchester Capital Master Trust (“Master Trust”, together with MF, MF VL, EDF, CEF, and PRIN, the “Funds”). The Funds directly hold Ordinary Shares for the benefit of the investors in those Funds. Roy Behren and Michael T. Shannon each serve as Co-Presidents of Westchester and WCP. The principal business address of Westchester and WCP is 100 Summit Drive, Valhalla, NY 10595. The principal business address of Virtus is One Financial Plaza, Hartford, CT 06103. The principal business address of MF is 101 Munson Street, Greenfield, MA 01301-9683.

(5)	According to a Schedule 13G filed with the SEC on February 14, 2024 by Picton Mahoney Asset Management, its principal business address is 33 Yonge St #830, Toronto, ON M5E 1G4.
(6)

According to a Schedule 13G filed with the SEC on February 14, 2024 by Meteora Capital, LLC (“Meteora Capital”) and Vik Mittal, the Ordinary Shares are held by certain funds and managed accounts to which Meteora Capital serves as investment manager and Vik Mittal serves as the Managing Member of Meteora Capital. The address of the principal business office for each of the reporting persons is 1200 N Federal Hwy, #200, Boca Raton FL 33432.

(7)	According to a Schedule 13G/A filed with the SEC on February 14, 2024 by Aristeia Capital, L.L.C., the address of its principal business office is One Greenwich Plaza, Suite 300, Greenwich, CT 06830.
(8)

According to a Schedule 13G filed with the SEC on February 13, 2024 by Mizuho Financial Group, Inc., Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of the Ordinary Shares directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. The address of the principal business office of the reporting person is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold an extraordinary general meeting before the Charter Extension Date to consider and vote upon approval of the One Energy Business Combination, or another Business Combination if the One Energy Business Combination is not completed. Accordingly, if we consummate a Business Combination, the Company’s next extraordinary general meeting of shareholders will be held at a future date to be determined by Pubco. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Charter Extension Date, the Company will wind up, liquidate and dissolve.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following:

TortoiseEcofin Acquisition Corp. III

195 US HWY 50, Suite 208

Zephyr Cove, NV 89448

Email: IR@trtlspac.com

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. The Company’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of the Company’s filings with the SEC (excluding exhibits) at no cost by contacting the Company at the address and/or telephone number below.

If you would like additional copies of this proxy statement or the Company’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Meeting, you should contact the Company at the following address and e-mail address:

TortoiseEcofin Acquisition Corp. III

195 US HWY 50, Suite 208

Zephyr Cove, NV 89448

Email: IR@trtlspac.com

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitor at the following address, telephone number and e-mail address:

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by     , 2024, five business days prior to the Meeting, in order to receive them before the Meeting. If you request any documents from the Company, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

TORTOISEECOFIN ACQUISITION CORP. III

(the “Company”)

EXTENSION AMENDMENT PROPOSAL — RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)	replacing the definition of “Completion Window” with the following new definition:

“Completion Window” means the period of time commencing on, and including the closing date of the IPO, and ending on the date that is thirty-nine (39) months after such closing date of the IPO (being until 22 October 2024), subject to the Extensions.

and

(b)	inserting a new definition of “Extensions” as follows:

“Extensions” means twelve additional extension periods, each with a duration of one (1) calendar month (each such extension, an “Extension”) with each such Extension subject to the approval of the Directors of the Company up to the Termination Date.

(c)	inserting a new definition of “Termination Date” as follows:

“Termination Date” means 22 October 2025 or such earlier date as may be determined by the Directors.

A-1

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

TORTOISEECOFIN ACQUISITION CORP. III

195 US HWY 50, Suite 208

ZEPHYR COVE, NV 89448

EXTRAORDINARY GENERAL MEETING OF

SHAREHOLDERS OF

TORTOISEECOFIN ACQUISITION CORP. III

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Vincent T. Cubbage and Stephen Pang (the “Proxy”) as proxy, with full power to act and the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting of TortoiseEcofin Acquisition Corp. III (the “Company”) to be held on     , 2024 at 10:00 a.m. Eastern Time, at the offices of Ellenoff Grossman & Schole LLP located at 1345 Avenue of the Americas, New York, New York 10105, or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in each Proxy’s discretion on such other matters as may properly come before the extraordinary general meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

TORTOISEECOFIN ACQUISITION CORP. III — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.		Please mark votes as ☒ indicated in this example

(1) The Extension Amendment Proposal — RESOLVED, as a special resolution, that the Amended and Restated Memorandum of Association and Articles of Association be amended in the form attached to the proxy statement as Annex A, with immediate effect, in order to extend the date by which the Company has to consummate a Business Combination from October 22, 2024 on a monthly basis up to twelve (12) times until October 22, 2025 (or such earlier date as determined by the Board).	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2) The Adjournment Proposal — RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date: , 2024

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on Proposal 1 and Proposal 2. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of Proposals 1 and 2. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~